                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2000


                              BANNER HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            FLORIDA                                         65-0826508
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                                    333-57043
                             Commission File Number

      120 N. U.S. Highway One                                  33469
      Suite 100                                              (Zip Code)
      Tequesta, FL
(Address of principal executive offices)

                      Registrant's telephone number: (561) 747-0244
                        --------------------------------

Item 4. Changes in Registrant's Certifying Accountant.

(a) On December 8, 2000, the accounting firm of Sweeney, Gates & Co., ("Sweeney") of Ft. Lauderdale, Florida, was dismissed by the board of directors of Banner Holding Corp. for administrative reasons only. Sweeney's reports on the financial statements for the past two years contained neither an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. There were no disagreements relative to accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor did any "reportable events" or disagreements occur between Sweeney and management during the period of engagement from April 30, 1998 to December 8, 2000. A copy of a letter wherein Sweeney agrees with the above statement is attached as Exhibit No. 1.

(b) On December 11, 2000, the accounting firm of Earl M. Cohen, CPA ("Cohen") of Boca Raton, Florida, was engaged as independent accountant and auditor. Cohen will henceforth be preparing financial statements for the quarterly and annual filings as required by the Securities and Exchange Commission.

Item 7. Exhibits

         Exhibit No. 1     Letter from Sweeney, Gates & Co.

         Exhibit No. 2     Engagement letter from Earl M. Cohen, CPA.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Banner Holding Corp.
                                      (Registrant)



Date:  December 13, 2000            By: /s/ John O'Keefe
                                        ----------------------------------------
                                            John O'Keefe
                                            President and
                                            Chief Executive Officer




                                       2